Exhibit 99.2

Welcome Ryan Osterholm Director, Finance & Investor Relations

TM TM
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available.
Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, the planned Master Limited Partnership, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,”
“potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-
looking statement made by SunCoke. For more information concerning these factors, see SunCoke's Securities and
Exchange Commission filings. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. SunCoke does not have any intention or obligation to update publicly any forward-
looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable
GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the
Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.
Safe Harbor Statement
Safe Harbor Statement
3 SunCoke Energy 2012 Investor Day

Fritz Henderson Chairman & Chief Executive Officer

Establishing the Foundation
Establishing the Foundation
5 SunCoke Energy 2012 Investor Day
• Executed successful Middletown startup
• Improved Indiana Harbor performance
• Achieved solid operations across entire coke fleet
• Established independent board and governance process
• Built corporate headquarter functions from scratch
• Executed standalone financial reporting
• Achieving financial targets in 2012
• Increased liquidity and generated free cash flow
• Pursuit of a planned MLP IPO to enhance valuation
and future growth in progress
• Continued focus on reducing costs and improving productivity in our coal mining business
TM TM
Since our July 2011 IPO, we delivered solid progress in many areas, laying a foundation for future growth
Proved our
cokemaking
expertise
Established our
standalone
structure
Built financial
strength and
flexibility for
growth
Focused on
optimizing
our coal
business

TM TM
Status of Planned MLP IPO
Status of Planned MLP IPO
• Made significant progress with the SEC
registration process
• Equity markets – particularly MLP IPO equity
markets – have been choppy in recent weeks
• Continue to believe the planned MLP will
enhance SXC shareholder value
• Plan to initiate MLP IPO as soon as market
conditions improve
6 SunCoke Energy 2012 Investor Day

Seizing our Growth Opportunities
Seizing our Growth Opportunities
7 SunCoke Energy 2012 Investor Day
• Domestic:
• Aging existing coke
facilities
• Higher-priced imports
• Opportunities for
acquiring existing coke
facilities
• India:
• Growing steel and
coke demand
• Active merchant
market
• Clear Priorities
and Objectives:
• Operational excellence
• Increasing U.S./Canada
market share
• India entry
• Strong Organizational
Capability:
• Experienced
management
• Operating and technical
expertise
• Depth of talent
•
Financial Liquidity:
• Strong cash position
• Undrawn revolver
• Potential to pre-fund
obligations for
planned MLP
• Planned MLP
Capital Structure:
• Low-cost equity
currency
• Leverage capacity
TM TM
Industry Fundamentals
Execution Capability
& Focus
Financial Strength
& Flexibility
Uniquely positioned to capture a greater share of the global cokemaking market and achieve profitable, sustainable growth

TM TM
Coke Industry Fundamentals
Coke Industry Fundamentals
8 SunCoke Energy 2012 Investor Day
U.S. & Canada Coke Supply U.S. & Canada Coke Asset Age Profile in 2011
Total 2011 Coke Demand: 19.5 million tons
Opportunities exist to potentially replace aging coke batteries and acquire existing facilities
Source:  CRU, Metallurgical Coke Market Outlook 2012; Company analysis
Maintained Facilities
with Potential for
Acquisition
Challenged Facilities
with Potential for
Replacement
Other Merchant Other Merchant
& Foundry & Foundry
6% 6%
Integrated Integrated
Steel Steel
Producers Producers
63% 63%
SunCoke SunCoke
18% 18%
DTE DTE
5% 5%
Imports Imports
8% 8%
Average Age
% of U.S. & Canada
coke production
9
37
27%
24%
SunCoke
U.S. &
Canada
(excl SXC)
30-40
years
40+ years

TM TM
Coke Industry Fundamentals
Coke Industry Fundamentals
9 SunCoke Energy 2012 Investor Day
Source:  CRU, Metallurgical Coke Market Outlook 2012; Company analysis
Evaluation of all existing batteries in US & Canada
Customer quality
Blast furnace competitiveness
Battery condition
SXC Market Analysis
6 batteries
4.1 million tons
19 batteries
4.0 million tons
Facilities with Potential
for Replacement
Facilities with Potential
for Acquisition
We estimate nearly 4 million tons of capacity will be retired/replaced in coming years & another 4 million tons is potentially acquisition worthy

TM TM
Coke Industry Fundamentals
Coke Industry Fundamentals
10 SunCoke Energy 2012 Investor Day
U.S. & Canada Coke Imports U.S. & Canada Coke Imports
Source:  Steel Business Briefing;  Company estimates
Our coke is a preferred solution compared to imported coke which is disadvantaged on quality, reliability and shipping/handling costs
Chinese Coke Prices vs. Chinese Coke Prices vs.
Representative SunCoke Price Representative SunCoke Price
4.5
4.9
3.3
5.1
0.8
2.0
1.9
2.0
1.8
2005 2006 2007 2008 2009 2010 2011 2012E2013E
Imports SunCoke sales volumes
$0
$250
$500
$750
(FOB China port - adds $45-$60/ton)
Chinese Metallurgical Coke Long-term SunCoke Coke Sales Price
(Tons in millions)

TM TM
Coke Industry Fundamentals
Coke Industry Fundamentals
SunCoke’s coke is competitively priced relative to imported coke
Representative Delivered Coke Prices - $/ton
Based on September 2012 prices
SunCoke Energy 2012 Investor Day 11
SunCoke Price - Contracted Coal Price Differential
Chinese Coke Price
Ukrainian
Coke (1)
Ukrainian Coke Price
Other Domestic Coke
Chinese
Coke (2)
Chinese 40% Export Tax Premium (Tariff)
SunCoke Coke Price @ Spot Coal Price
1 Includes approx. $65/ton freight and approx. $30/ton handling loss for shipping to Great Lakes region
2
Includes approx. $70/ton freight and approx. $35/ton handling loss for shipping to Great Lakes region

TM TM
India Entry: VISA SunCoke
India Entry: VISA SunCoke
•
VISA Steel is a mid-sized,
publicly-traded special steel, ferro
chrome and coke company
– Well-run organization with professional
management and quality assets
•
VISA SunCoke
– SXC to hold 49% interest with equal
board representation
– Will supply VISA Steel’s coke needs
(approx. 1/3rd of production) and sell
balance into open market
– All steam production sold to VISA Steel
– VISA SunCoke to be debt-free at closing
– Closing expected in Q1 2013, subject to
customary conditions
12 SunCoke Energy 2012 Investor Day
VISA SunCoke provides a meaningful entry to India
and serves as a platform for future growth
Chinese Heat Recovery Chinese Heat Recovery
Coke: Coke: 400K tpy 400K tpy
Steam: Steam: 20 Mwhe 20 Mwhe
Built: Built: 2007 2007
Odisha, India Odisha, India
Photo courtesy of VISA Steel

The India Growth Opportunity
The India Growth Opportunity
13 SunCoke Energy 2012 Investor Day
Sources:  CRU, Metallurgical Coke Outlook 2012, World Steel Association, Company estimates
India India Brazil Brazil China China
2011 57 123 460
India Metallurgical Coke Demand India Metallurgical Coke Demand
Per Capital Steel Demand (kg/yr) Per Capital Steel Demand (kg/yr)
India offers attractive coke market fundamentals
driven by growing steel demand
28
28
62
62
Electric Power
Deficit
Growing Steel
Market
Active Merchant
Market
Coke Supply
Deficit
India
India
Steel/Coke
Steel/Coke
Market
Market

TM TM
The India Growth Opportunity
The India Growth Opportunity
14 SunCoke Energy 2012 Investor Day
India is a merchant coke market that is
power short
Estimated EBITDA per ton is typically the
same or better in the U.S.
Construction capital cost per ton
estimated to be one-half less than in U.S.
Expect VISA SunCoke will achieve strong
returns and serve as platform for growth

TM TM
Our India Strategy
Our India Strategy
15 SunCoke Energy 2012 Investor Day
• Form VISA
SunCoke joint
venture
• Evaluate &
improve
existing asset
operations
• Establish
market
presence
• Grow VISA
SunCoke via
follow-on
opportunities
• Reinvest free
cash flow
• Utilize debt
capacity of
VISA SunCoke
• Develop
emerging
market plant
design
• Continue to
leverage JV
and in-country
presence
• Pursue “Build-
Own-Operate”
model with
leading
integrated
steelmakers
Near-Term
Growth
Initial Entry Long-Term
Vision

TM TM
Coal Mining Strategy
Coal Mining Strategy
16 SunCoke Energy 2012 Investor Day
Rationalizing underground mining plan
Implementing improved underground
mining practices
Installing new cyclone and fine circuit in
existing prep plant
Targeting at least 10% reduction in
Jewell underground cash costs in 2013
Increasing utilization of lower cost
Revelation and purchased coal in
supply
Enhancing strategic value and flexibility
of business
Evaluating option of replacing/
relocating existing prep plant and
load out
Potential to significantly decrease
logistics and operating costs
Will enable more coal sourcing
flexibility for Jewell Coke
Will allocate capital to drive efficiencies,
ensure safety and prepare for delinking
coal and coke operations
Current Actions in Progress
to Position for 2013
Strategic Focus
Beyond 2013
Taking action intended to reduce costs and
enhance our long-term strategic flexibility

TM TM
2013 Priorities
2013 Priorities
SunCoke Energy 2012 Investor Day 17
Sustain momentum at
coke facilities
Execute Indiana Harbor
Execute refurbishment
Resolve NOV
Renew coke contract
with return on
refurbishment capital
Implement Consent
Decree project
Execute coal mining
action plan to decrease
cash cost
Maintain top quartile
safety performance
Domestic
Obtain permit for next
potential U.S. facility
Identify and pursue
strategic acquisition
opportunities for the
planned MLP in the U.S.
and Canada
Evaluate adjacent
business lines to extend
growth opportunities
International
Close VISA SunCoke
joint venture
Identify potential follow-
on opportunities in India
Coke MLP
Smooth launch,
governance and
operation of planned
MLP entity
Coal
Reposition mining
operations for near-term
weakness and long-term
strategic flexibility
Efficient Capital
Allocation
Put SXC & planned MLP
balance sheets to work
Operational
Operational
Excellence
Excellence
Grow The Coke
Grow The Coke
Business
Business
Strategically
Strategically
Optimize Assets
Optimize Assets

Mike Thomson President & Chief Operating Officer

TM TM
SunCoke’s Organization Capability
SunCoke’s Organization Capability
19 SunCoke Energy 2012 Investor Day
SunCoke has the organizational expertise and
capability to execute on its 2013 cokemaking strategic priorities
Operations
Excellence
(SunCoke
Way)
Coal Science
& Coke
Technology
Solid
Customer
Relationships
Lean
Engineering
Organization
Competencies
By-Product
Preparedness
Contract
Structuring &
Execution

TM TM
2013 Coke Strategic Priorities
2013 Coke Strategic Priorities
20 SunCoke Energy 2012 Investor Day
Execute Indiana Harbor
Launch gas sharing project
Permit potential new U.S. facility
Identify and pursue acquisition opportunities
Close VISA SunCoke and optimize plant

TM TM
2013 Coal Strategic Priorities
2013 Coal Strategic Priorities
21 SunCoke Energy 2012 Investor Day
2013 focus is on optimizing our coal business
to enhance long-term strategic flexibility and value
Rationalize
Mining
Plans
Enhance
Productivity
Improve
Prep Plant
Increase
Revelation &
Purchased
Coal

TM TM
Execute Indiana Harbor
Execute Indiana Harbor
• World’s first heat-recovery
cokemaking facility, started
up in 1998
• Supplies ArcelorMittal’s #7
Blast Furnace - largest in
Western Hemisphere
• Original capital investment
of approx. $200 million
• Heat recovery assets owned
and operated by Cokenergy
22 SunCoke Energy 2012 Investor Day
With capacity of 1.22 million tons, Indiana Harbor is our largest North
American facility and has significant impact on domestic coke performance

TM TM
Execute Indiana Harbor
Execute Indiana Harbor
Contract renewal in progress
• Currently negotiating long-term
contract extension
• Lowest cost source of coke
for critical customer asset
• Estimate $50 million of
refurbishment capital with
potential for additional spend
depending on negotiations
• Expect to earn return on
incremental capital and
maintain current economics
23 SunCoke Energy 2012 Investor Day

TM TM
Execute Indiana Harbor
Execute Indiana Harbor
Refurbishment underway
• Project scoped to enhance reliability,
address environmental issues and
facilitate long-term contract renewal
• Pioneered new plant designs and
replacement/repair techniques
– Repair of tunnels and sole flues
– Installing new oven door & lintels
– Encouraging early results - increased charge
size ~10% on initial ovens
• Potential for additional machinery
replacements
– Enhanced reliability / lower maintenance expense
– Additional capital dependent on outcome
of renewal negotiations
24 SunCoke Energy 2012 Investor Day
Before
After

TM TM
Launch Gas Sharing Project
• Expect to finalize Consent Decree
with U.S. EPA for Haverhill/Granite
City NOVs soon
• Core of solution is implementation
of Gas Sharing at both facilities
– Involves retrofitting each facility with
redundant HRSG, ductwork and
advanced controls to substantially
reduce HRSG venting
• Estimated cost of approximately
$100 million for both plants
• Procurement and final engineering
underway with implementation
planned for 2013 to 2016
25 SunCoke Energy 2012 Investor Day
We have identified, engineered and are ready to implement
a  Gas Sharing project at Haverhill and Granite City

TM TM
Launch Gas Sharing Project
• Gas Sharing encompasses enhanced
equipment and design, plus more
advanced control systems and
operating practices
– Leveraged internal expertise and
process engineering capability
to develop
• Concept forms the basis for next
generation coke plants in the U.S.
• Will meet or exceed new
EPA regulations
• Sets new Best Available
Control Technology
Gas Sharing technology will establish a new environmental
benchmark for cokemaking, keeping SunCoke at the forefront
26 SunCoke Energy 2012 Investor Day

TM TM
Permit Potential New U.S. Facility
•
Design, engineering and
permitting underway
– Permit submitted December 2012
12-18 months process from
submission
– Will seek customer commitments
once permit in hand
•
Lean engineering focus for
new plant design
– Must meet tougher new U.S.
EPA requirements
– Be capital efficient
– Enhance operating efficiencies
and flexibility
– Logistics – both inbound coal and
outbound coke are considerations
27 SunCoke Energy 2012 Investor Day
Potential Kentucky Site

TM TM
*Inflation adjusted to 2011 dollars and, for Haverhill II and Granite
City, adjusted to include estimated cost for power generation facility
Permit Potential New U.S. Facility
•
Major value improvements
– 30% smaller footprint
– Fewer but larger HRSGs
– Significant boiler feed water
and steam piping savings
– Modular design allows for
modular future expansion
•
Design enhancements
– Higher energy production
– Reduced power consumption
– Improved yield from better
coke/coal handling and oven
design & control
28 SunCoke Energy 2012 Investor Day
442
505
564
725
Haverhill 1 Haverhill 2 Granite City Middletown Next US Plant
Normalized* Construction Cost
per Ton of Capacity
500E –
600E
Lean engineering efforts expected to reduce cost of potential new
U.S. facility despite increasing environmental controls

TM TM
Advantages of HR Advantages of BP
Negative Pressure Ovens Positive Pressure Ovens
Cogeneration potential
• Potential high value for by-products
• Makes coke oven gas for steelmaking
No wall pressure limitations on coal blend No volatile matter limitations on coal blend
New designs a potential fit for by-product
oven and chemical plant
Smaller oven footprint for new and replacement
ovens
Higher CSR coke quality
High comfort level with >100 years of
operating experience
Lower capital cost and simpler operation Natural gas pricing hedge
Identify and Pursue Acquisitions
29 SunCoke Energy 2012 Investor Day
• No air leaks into oven
• Higher yield
• Minimal fugitive emissions
• Leading environmental technology
• Steam or electricity as desired
• More fungible by-product (power)
While heat recovery technology offers many advantages, by-product technology can also provide certain benefits in cokemaking

TM TM
Identify and Pursue Acquisitions
Identify and Pursue Acquisitions
30 SunCoke Energy 2012 Investor Day
Low Cost
of Capital
• Potential for planned MLP to provide lower cost capital
for acquisitions
• Frees up capital on customer balance sheets for
strategic investments
Operating
Know-How
& Reliable
Supply
• Strong cokemaking expertise
• Capability to operate by-product facilities
Solid Customer
Relationships
• Proven track record
with customers
We can provide a compelling value proposition to customers
in pursuing acquisition opportunities in the U.S. and Canada

TM TM
Close VISA SunCoke and Optimize Plant
Close VISA SunCoke and Optimize Plant
Quality Assets
• Built in 2007; SPCDI-China design
• 8 Batteries; 88 Ovens;
Charge per oven – 54mt;
Coking time – 68 hours
• Stamp charging technology
• Well maintained plant
• Staff are knowledgeable and
credible cokemakers
Plan to Support & Optimize
• Will appoint JV’s CFO and deputy
operations manager
• Will actively support with U.S.-
based operating and technical staff
• Partnering to enhance operations
and position for growth
• Launchpad for future India and
emerging market opportunities
31 SunCoke Energy 2012 Investor Day
Photo courtesy of VISA Steel

TM TM
Summary
Summary
32 SunCoke Energy 2012 Investor Day
Organizational Capability Clear 2013 Priorities
Operations
Excellence
(SunCoke
Way)
Coal Science
& Coke
Technology
Solid
Customer
Relationships
Organization
Competencies
Lean
Engineering
By-Product
Preparedness
Contract
Structuring &
Execution
Execute Indiana
Harbor
Launch gas sharing
project
Permit potential new
U.S. facility
Identify and pursue
acquisition
opportunities
Close VISA SunCoke
and optimize plant

Mike Hardesty Senior Vice President, Sales & Commercial Operations

TM TM
State of the U.S. Coal Market
State of the U.S. Coal Market
• Slowing China growth impacting marginal demand, while European and South American demand remains tepid
• Domestic steel output slightly above 70% of capacity, further depressing coking coal prices
• Weak natural gas prices keeping lid on domestic thermal coal activity
• Improved output from Australia pressured global prices as demand fell
• Global inventory glut is the result
• Significant U.S. cuts announced in response to weak market conditions;
Australia appears to be making initial cuts now
• Strict U.S. regulatory environment limits cost improvement measures
• International benchmark pricing down by $55/ton year-over-year to $170/ton for fiscal Q3
• U.S. met coal prices have decoupled and held up better than global prices
• Current FOB mine domestic prices near cash cost for many CAPP sources of premium met coals
Demand
Supply
Price
34 SunCoke Energy 2012 Investor Day

TM TM
Coal Mining Financial Summary
Coal Mining Financial Summary
• Since 2010 cash costs and
reject rates have increased
• Deterioration in
performance reflects:
– Geological challenges
– Impact of aging mining
equipment and prep plant
– Labor training and
productivity challenges
• Given environment,
our mining segment is
focused on cost reduction
35 SunCoke Energy 2012 Investor Day
Coal Mining Adjusted EBITDA
(1)
and Avg. Sales Price/Ton
(2)
($ in millions, except per ton amounts)
(1) For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2) Average Sales Price is the weighted average sales price for all coal sales volumes, including sales to affiliates and sales to Jewell Coke.
64%
65%
67%
$130
$157
$168
$19
$24
$24
$106
$132
$143
55%
65%
75%
85%
95%
105%
FY2010 FY2011 YTD Sept
2012
JCM Reject Rate Average Sales Price
Coal Adj EBITDA / ton Coal Cash Cost / ton

TM TM
Coal Mining Action Plan
Coal Mining Action Plan
• Targeting underground cash cost
reduction of at least 10%
– Realize value of recent
equipment investments
– Improved maintenance programs
– Optimize mine plans
Footprint reduction (seals)
Target best areas (optimization)
Negotiate lower royalty rates
• Expect improved yield from plant
– New circuit upgrade
– Higher % of surface production
• Maintain and improve top-quartile
safety performance
36 SunCoke Energy 2012 Investor Day
2013 Coal Mining objectives focus on cost reduction
and mitigating impact of lower pricing
Rationalize
Mining
Plans
Enhance
Productivity
Increase
Revelation &
Purchased
Coal
Improve
Prep Plant

TM TM
• Anticipate at least a 2%
yield improvement from
new cyclone & fine circuit
upgrade
• Additional spending to
maintain plant structure
• Minor amount of capital for
permitting and planning for
long-term strategic options
• Opportunistically buy
lower-cost coal to
supplement production
• Increase percentage of
lower-cost surface
production via Revelation
• Minimize thermal production
to extent possible
• Face equipment upgrade
program completion
expected in Q1 13
• Improved operating
practices
• Implement new asset
management software
• New maintenance
program being deployed
• Idling 2-3 company and
3 contract mines
• Consolidating people
and equipment
• Implementing deep
cut plans as approved
Rationalize
Mining
Plans
Enhance
Productivity
Improve
Prep Plant
Increase
Revelation
&
Purchased
Coal
Coal Mining Action Plan
Coal Mining Action Plan
37 SunCoke Energy 2012 Investor Day

TM TM
2013 Estimates 2013 Estimates MV MV Thermal Thermal Total Total
Sales Tons
Tons in thousands
1,600 100 1,700
% Committed
~94% 0% ~88%
Estimated Price of
Committed Tons
(1)
$127 N/A $127
Estimated Price Range of Uncommitted Tons
High
$140 $80
Low
$120 $60
Estimated Production Costs
Jewell Underground Cash Cost/ton
(~950k tons)
~$145
Combined Cash Cost/ton (~1.7m tons)
~$130
(1)
Estimated as price to Jewell Coke not yet finalized
.
2013 Coal Business Metrics
2013 Coal Business Metrics
38 SunCoke Energy 2012 Investor Day
Weak demand and excess global inventory
are driving lower expected prices in 2013
SunCoke Mid-Vol Coal Contract Prices
$130
$165
$120 -
$130
2010 2011 2012E 2013E
~$170

TM TM
Coal Business Wrap-Up
Coal Business Wrap-Up
• Expect difficult environment to
continue through most of 2013
– Potential for price turnaround in
late 2013 into 2014
• Experienced coal team has
navigated through previous
volatile markets successfully
• Allocate minimum sustaining
capital to drive down cost and
ensure safety/compliance
39
SunCoke Energy 2012 Investor Day
$200
$250
$300
$350
2007 2008 2009 2010 2011 2012
Met Coal Pricing (Mid-Vol)
FOB Vessel ($/Metric Ton) FOB Jewell ($/Net Ton)
$-
$50
$100
$150
2013 focus is on optimizing our coal business
to enhance long-term strategic flexibility and value

Dr. John Quanci Vice President, Technology

TM TM
Industry Pioneer
Industry Pioneer
History at the industry forefront
• Half a century of innovation & industry-leading design
• Founder of Heat Recovery (HR) oven technology
• Developed the first HR Plant (1998)
– Lower environmental footprint
– Higher quality coke (size, strength, reactivity)
– Generates energy (customers & local power grids)
• SunCoke is the only coke producer…
– in North America to leverage Heat Recovery technology
– to construct greenfield plants in the U.S. in the last 25 years
–
to develop, implement  AND
operate HR ovens
41 SunCoke Energy 2012 Investor Day

SunCoke’s Technology Group
SunCoke’s Technology Group
• Multi-disciplinary team with deep expertise
• 13 engineers & scientists on staff (6 PhDs)
• 4 Computational Modeling Experts, 3 Process Engineers and
5 Technology Specialists
• Expansive test bed – 1,000+ SunCoke ovens
42 SunCoke Energy 2012 Investor Day
• Computational Fluid
Dynamics (CFD)
• Finite Element
Analysis (FEA)
• Integrated plant model
• Modeling tools
• Plant optimization
• New process
and technology
development
• Pilot plant program
• Troubleshooting
• Yield improvement
• Coke/coal chemistry
modeling
• Oven design
and ceramics
• New coke plant design
• Coal blend
optimization
• Kinetic modeling
TM TM
Computational
Modeling
Process
Technology
Technology
Specialists
Team composition speeds problem solving & innovation

TM TM
SunCoke’s Technology Group
SunCoke’s Technology Group
Unique Approach to R&D
• Process engineering driven vs. traditional R&D
• Parallel approach: long-term & here-and-now
– Get to solutions faster (product & processes)
– Run plants better through troubleshooting existing assets
– Explore new frontiers and next generation innovations
• Extend know-how beyond SunCoke’s fleet
– Directly transferable to by-product ovens and any HR design
• R&D drives operating results
– Yield improvements bolster our margins
– Operations & maintenance efficiencies
– Cut costs out of future designs
43 SunCoke Energy 2012 Investor Day

TM TM
Recent Advancements
Recent Advancements
Indiana Harbor – Oven Rehabilitation
• Problem:
• Solution:
• Results:
44 SunCoke Energy 2012 Investor Day
– Ease of pushing and minimization of leaks
– Repairs show on average a 10% increase
in tons per day
– 11 ovens rehabbed – upgrades ongoing
– Transfer of methods across fleet, creating
new engineering standards
– Leaks & maintenance issues limit productivity
– Tighter seal via door improvements, lintel design
changes and new maintenance methods

TM TM
Recent Advancements
Recent Advancements
Gas Sharing
• Problem:
– If a HRSG goes off-line, untreated
hot flue gas must be vented.
• Proposed Solution:
– Leveraged our CFD, FEA and process
expertise combined with plant tests to
identify and verify various solutions.
• Results:
– Control and manage gas flow
– A reliable, lower cost, retrofitable
solution
– Less heat loss and venting
– Next generation extension to
near-zero venting
45 SunCoke Energy 2012 Investor Day
Heat Recovery Steam Generator
(HRSG) Model
Spray Dryer Absorber
(SDA) Model

TM TM
Recent Advancements
Recent Advancements
Coal Blend Optimization
• Problem:
– Selecting least expensive blends from
available coals that meet operational and
quality constraints
• Solution:
– Coal blend/coke prediction model for
worldwide applications
• Results:
– Minimize coal blend cost
– Quantitatively evaluate individual coals
– Predict and improve coke quality, stability,
yield and power
46 SunCoke Energy 2012 Investor Day

TM TM Coal Blend Modeling Coal Blend Modeling 47 SunCoke Energy 2012 Investor Day Planned test Space Coal 3 Coal 2 Coal 1 reflectance optimal coking range Exploring the Coal Blend Space

TM TM
Recent Advancements
Recent Advancements
• Box Testing
– New coal testing and plant optimization
– Allows safe, low cost testing of sophisticated models
– Ability to test blue-sky concepts not feasible full-scale
– Extends model range -- not limited to normal coke plant operations
– SunCoke’s boxes are recyclable and reusable
48 SunCoke Energy 2012 Investor Day
Outside-of-the-box thinking inside the box
Box loaded with coal In position Recovered after coking

TM TM
Potential Improvements at Existing Plants
Potential Improvements at Existing Plants
49 SunCoke Energy 2012 Investor Day
Believe our technology and know-how can be applied to
existing heat recovery and by-product plants
Process
Improvement
• Lower burn loss
• Yield improvement
• Higher power
production
• Expanded coal VM
operating regime
- Lower coke cost
• Improved coke quality
Asset
Support
• Lower cost coal/coke
by blend optimization
• Increased production
• Higher turndown
• Improved monitoring
and prediction tools
- yield/energy
• Best practices
development for
asset care and
life extension
Environmental
Performance
• Improved FGD
environmental efficiency
• Improved FGD reliability
• Lower operating costs
• Improved monitoring
and prediction tools

TM TM
Wrap-Up
Wrap-Up
Fueling Innovation
• Unique Approach to R&D
– Direct link to existing facilities
– Get to solutions faster
– Use capital more efficiently
• Technology Group’s charter extends beyond
solely cokemaking
– Seek to understand customers, suppliers, community
and competing technologies
• 14 patent applications submitted or in process of being
submitted in 2012 alone
• Continuing to bring science to the art of cokemaking
50 SunCoke Energy 2012 Investor Day

Mark Newman Senior Vice President & Chief Financial Officer

TM TM
YTD Earnings Overview
YTD Earnings Overview
•
Results driven by strong coke
business performance
– Middletown startup has been
a success
– Entire U.S. cokemaking fleet delivering
strong results
•
Coal remains a challenge
– Higher than expected cash costs
– Continued difficult demand/price
environment
– Implementing aggressive coal
action plan
•
Strong liquidity position
– Cash balance of nearly $160 million
and virtually undrawn revolver
of $150 million as of Q3 2012
52 SunCoke Energy 2012 Investor Day
Earnings Per Share (diluted)
Adjusted EBITDA
(1)
(in millions)
$0.17
$0.24
$0.32
$0.32
$0.26
$0.45
2011 2012
Q1 Q2 Q3
$26.6
$55.8
$37.7
$65.5
$44.8
$72.4
2011 2012
Q1 Q2 Q3

TM TM
Expected 2012 Adjusted EBITDA
Expected 2012 Adjusted EBITDA
(1)
(1)
53 SunCoke Energy 2012 Investor Day
Expect to achieve 2012 Adjusted EBITDA
(1)
of $255 - $270 million
and end year with cash balance of approximately $240 million
($ in millions)
$140.5
$109.1
$193.7
$42.3
$37.0
$10.9 ($5.6)
$61-
$76
$255-
$270
FY 2011
Adjusted
EBITDA
YTD Q3
2011
Adjusted
EBITDA
Middletown Coke
Business
(Excl.
Middletown)
Coal
Business
Corporate
Costs
YTD Q3
2012
Adjusted
EBITDA
Q4 2012E
Adjusted
EBITDA
FY 2012E
Adjusted
EBITDA
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.

TM TM
Expected 2012 Earning Per Share
Expected 2012 Earning Per Share
54 SunCoke Energy 2012 Investor Day
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
EPS has benefited from strong coke business performance
offset by financing costs for standalone capital structure
FY 2011 EPS YTD Q3 2011
EPS
YTD Q3 2012
Adjusted
EBITDA(1)
YTD Q3 2012
Depreciation,
Depletion &
Amortization
YTD Q3 2012
Financing
Costs
YTD Q3 2012
Taxes
YTD Q3 2012
EPS
Q4 2012E
EPS
FY 2012E
EPS
$0.87
$0.75
$1.01
$1.25-
$1.35
$1.20
$0.24-
$0.34
($0.21)
($0.59)
($0.14)

TM TM
2013 Domestic Coke Business Outlook
2013 Domestic Coke Business Outlook
• Ongoing focus on operations
excellence expected to
continue to drive performance
• Overall capacity utilization
anticipated to exceed 100% in
2013
• Indiana Harbor expected to
return to 1.22 million ton per
year run-rate in 2013 as a
result of our refurbishment
effort
55 SunCoke Energy 2012 Investor Day
Tons in thousands
Intend to sustain solid cokemaking performance with expected domestic coke production in excess of 4.3 million tons in 2013
Domestic Domestic Coke Coke Production Production
1,179  1,179
1,141  1,141
715  715  707  707
1,124 1,124 1,103 1,103
635 635
684 684
68 68
FY2010 FY2011
FY2012E FY2013E
Jewell
Indiana Harbor Haverhill
Granite City Middletown
3,762
3,594
4.3m+
4.3m+

TM TM
2013 Domestic Coke Business Outlook
2013 Domestic Coke Business Outlook
Outlook reflects
•
•
•
56 SunCoke Energy 2012 Investor Day
(1) For a definition of Adjusted EBITDA and Adjusted EBITDA/Ton and reconciliations,  see  appendix.
(2) Includes Indiana Harbor contract billing adjustment of $6.0 million, net of noncontrolling interest (NCI), and inventory adjustment of $6.2 million, net of NCI, of which $3.1 million is attributable to Q3 2011.
($ in millions, except per ton amounts)
Expect Domestic Coke Business to continue to generate
Adjusted EBITDA per ton of between $55 and $60 in 2013
Domestic Coke Adjusted Domestic Coke Adjusted
EBITDA EBITDA
(1) (1)
Per Ton Per Ton
/ton
(2)
/ton
/ton
/ton
$55 - $60
~$55
$ 36
$ 56
$202
$136
~$240
$240 - $255
$79 $79
$124 $124
$46 $46
$89 $89
Jewell Coke Segment
Other Domestic Coke Segement
Adjusted EBITDA/ton
Higher operating cost
recovery at Middletown
Continued improvement at
Indiana Harbor
Lower benefit of improved
yields due to pass-through of
lower coal prices
FY2010 FY2011 FY2012E FY2013E

2013 Coal Mining Adjusted EBITDA
2013 Coal Mining Adjusted EBITDA
(1)
(1)
Outlook
Outlook
57
($ in millions)
SunCoke Energy 2012 Investor Day
Expected production increase at Revelation and improved operating efficiencies will help mitigate very difficult price environment in 2013
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.

TM TM
Expected 2013 Adjusted EBITDA
Expected 2013 Adjusted EBITDA
(1)
(1)
58 SunCoke Energy 2012 Investor Day
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
Primarily reflects
expected benefit of
VISA SunCoke
Expect 2013 results to be impacted by weak coal business, partly offset by continued solid coke operations and VISA SunCoke

Expected 2013 Earnings Per Share
Expected 2013 Earnings Per Share
59 SunCoke Energy 2012 Investor Day
(1)
Coal business weakness plus accelerated depreciation at Indiana Harbor due to refurbishment expected to negatively impact 2013 EPS
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.

TM TM
Capital Expenditures & Investments
Capital Expenditures & Investments
60 SunCoke Energy 2012 Investor Day
Middletown:
$171 million
HKCC Acquisition:
$41 million
Indiana Harbor
Refurbishment &
Gas Sharing:
~$75 million
$ in millions
VISA SunCoke:
~$67 million
33
24
2011 2012E 2013E
Coke Coal Investments
$280
$70
$200
41
206
24
46
67
109
Majority of 2013 capital expenditures and investments targeted toward international coke growth and Indiana Harbor refurbishment

TM TM
Capital Allocation Priorities
Capital Allocation Priorities
61 SunCoke Energy 2012 Investor Day
• Indiana Harbor refurbishment for contract renewal
• Potential acquisitions of existing cokemaking capacity
• Potential new U.S. plant
Domestic
Coke Growth
• Fund future India growth via VISA SunCoke
• Debt-free at closing
• Expect to generate free cash flow
International
• Target investment in coal business to lower cost and optimize long-term strategic flexibility
Optimize
Coal
• Dividend/Share repurchase policy is purview of board – no plan to initiate a dividend at this time
• Board will evaluate based on outlook for growth opportunities and expected returns
Cash Return
to
Shareholders

TM TM
Summary 2013 Guidance
Summary 2013 Guidance
62
Metric Expected 2012 Outlook Expected 2013 Outlook
Adjusted EBITDA
(1)
$255 – $270 million $205 – $230 million
EPS (assuming a 22% tax rate)
$1.25 – $1.35 $0.60 – $0.85
Capital Expenditures
& Investments
~ $70 million ~ $200 million
Free Cash Flow
(2)
$100+ million ~ ($65) million
Cash Tax Rate 10% – 15% 17% – 22%
Effective Tax Rate 20% – 24% 17% – 22%
Coke Production 4.3+ million tons 4.3+ million tons
Coal Production ~ 1.4 million tons ~ 1.4 million tons
(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
(2) For a definition of Free Cash Flow and reconciliation, please see the appendix.
SunCoke Energy 2012 Investor Day

TM TM APPENDIX APPENDIX 63

TM TM
Definitions
Definitions
64
SunCoke Energy 2012 Investor Day
• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts, the deduction of income attributable to noncontrolling interests in our Indiana Harbor cokemaking operations, and the interest, taxes, depreciation, depletion and amortization attributable to equity earnings in our unconsolidated affiliates. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted
EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interests in our Indiana Harbor cokemaking operations. Our Adjusted EBITDA also includes EBITDA attributable to our unconsolidated affiliates.  EBITDA and
Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Adjusted EBITDA does not represent and should not be considered as an alternative to net income as determined by GAAP, and calculations thereof may not be comparable to those reported by other companies. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP and should not be considered a substitute for net (loss) income as determined in accordance with GAAP.
• Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold.
• Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-controlling interests.
Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.
Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.

TM TM
Reconciliations
Reconciliations
65 SunCoke Energy 2012 Investor Day
$ in millions
YTD Sept
2012 Q3  2012 Q2  2012 Q1  2012 FY  2011 Q4  2011 Q3  2011 Q2  2011 Q1  2011
Adjusted Operating Income
138.5 54.8 46.6 37.1 80.4 14.9 33.5 24.6 7.4
Net Income (Loss) attributable to Noncontrolling Interest
2.3 1.3 1.3 (0.3) (1.7) (0.5) 3.4 1.6 (6.2)
Subtract: Depreciation Expense (57.5) (18.9) (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0)
Adjusted EBITDA
193.7 72.4 65.5 55.8 140.5 31.4 44.8 37.7 26.6
Subtract: Depreciation, depletion and amortization
(57.5) (18.9) (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0)
Subtract: Financing expense, net (36.0) (12.2) (11.8) (12.0) (1.4) (7.1) (3.3) 4.5 4.5
Subtract: Income Tax
(19.9) (7.6) (7.0) (5.3) (7.2) 2.9 (5.1) (1.9) (3.1)
Subtract: Sales Discount
(9.1) (2.1) (3.8) (3.2) (12.9) (3.2) (3.5) (3.1) (3.1)
Add: Net Income attributable to NCI
2.3 1.3 1.3 (0.3) (1.7) (0.5) 3.4 1.6 (6.2)
Net Income
73.5 32.9 24.0 16.6 58.9 7.5 21.6 24.1 5.7
Reconciliations from Adjusted Operating Income and Adjusted EBITDA to Net Income

TM TM
Reconciliations
Reconciliations
66 SunCoke Energy 2012 Investor Day
$ in millions, except per ton data
Jewell
Coke
Other
Domestic
Coke
International
Coke
Jewell
Coal Corporate Combined
Domestic
Coke
YTD Sept 2012
Adjusted EBITDA 41.1 143.6 1.7 27.4 (20.1) 193.7 184.7
Subtract: Depreciation, depletion and amortization (4.0) (39.0) (0.2) (12.6) (1.7) (57.5) (43.0)
to noncontrolling interests - 2.3 - - - 2.3 2.3
Adjusted Pre-Tax Operating Income 37.1 106.9 1.5 14.8 (21.8) 138.5 144.0
Adjusted EBITDA 41.1 143.6 1.7 27.4 (20.1) 193.7 184.7
Sales Volume (thousands of tons) 539 2,729 970 1,130 - - 3,268
Adjusted EBITDA per Ton 76.3 52.6 1.8 24.2 56.5
FY 2011
Adjusted EBITDA 46.1 89.4 13.7 35.5 (44.2) 140.5 135.5
Subtract: Depreciation, depletion and amortization (4.9) (38.7) (0.2) (12.9) (1.7) (58.4) (43.6)
to noncontrolling interests (1.7) (1.7) (1.7)
Adjusted Pre-Tax Operating Income 41.2 49.0 13.5 22.6 (45.9) 80.4 90.2
Adjusted EBITDA 46.1 89.4 13.7 35.5 (44.2) 140.5 135.5
Sales Volume (thousands of tons) 702 3,068 1,442 1,454 3,770
Adjusted EBITDA per Ton 65.7 29.1 9.5 24.4 35.9
FY 2010
Adjusted EBITDA 123.9 78.5 15.0 24.0 (14.1) 227.3 202.4
ArcelorMittal settlement (69.0) 18.0 (51.0) (51.0)
related to ArcelorMittal Settlement and 3.6 12.7 16.3 16.3
Proforma Adjusted EBITDA 58.5 109.2 15.0 24.0 (14.1) 192.6 167.7
Subtract: Depreciation, depletion and amortization (4.4) (35.0) (0.1) (7.7) (1.0) (48.2) (39.4)
to noncontrolling interests
7.1 7.1 7.1
Adjusted Pro Forma Operating Income
54.1 81.3 14.9 16.3 (15.1) 151.5 135.4
Adjusted EBITDA 58.5 109.2 15.0 24.0 (14.1) 192.6 167.7
Sales Volume (thousands of tons) 721 2,917 - 1,277 3,638
Adjusted EBITDA per Ton 81.1 37.4 18.8 46.1
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

TM TM
(in millions)
       2012E
       Low
       2012E
       High
For nine
months
ended
9/30/2012
Net Income $94 $104 $74
Depreciation, Depletion and Amortization 80 78 58
Total financing costs, net 48 47 36
Income tax expense 25 34 20
EBITDA $247 $263 $187
Sales discounts 11 12 9
Noncontrolling interests (3) (5) 2
Adjustment to unconsolidated affiliate earnings – – –
Adjusted EBITDA $255 $270 $194
2012E Net Income to Adjusted EBITDA Reconciliation
Expected 2012E EBITDA Reconciliation
Expected 2012E EBITDA Reconciliation
67 SunCoke Energy 2012 Investor Day

TM TM
Expected 2012E Free Cash Flow Reconciliation
Expected 2012E Free Cash Flow Reconciliation
68 SunCoke Energy 2012 Investor Day
(in millions)
Estimated
2012
For nine
months
ended
9/30/2012
(Actual)
Cash from operations In excess of $   173 $    78
Less cash used for investing activities Approx. (70) (41)
Less payments to minority interest Approx. (3) (0)
Free Cash Flow In excess of $     100 $   37
2012E Estimated Free Cash Flow Reconciliation

TM TM
(in millions)
       2013E
       Low
       2013E
       High
Net Income $46 $63
Depreciation, Depletion and Amortization 99 94
Total financing costs, net 48 47
Income tax expense 10 18
EBITDA $202 $222
Sales discounts 6 7
Noncontrolling interests (3) (4)
Adjustment to unconsolidated affiliate earnings – 5
Adjusted EBITDA $205 $230
2013E Net Income to Adjusted EBITDA Reconciliation
Expected 2013E EBITDA Reconciliation
Expected 2013E EBITDA Reconciliation
69
SunCoke Energy 2012 Investor Day

TM TM
Expected 2013E Free Cash Flow Reconciliation
Expected 2013E Free Cash Flow Reconciliation
70
SunCoke Energy 2012 Investor Day
(in millions)
Estimated
2013
Cash from operations Approx. 140
Less cash used for investing activities Approx. (200)
Less payments to minority interest Approx. (5)
Free Cash Flow Approx. $     (65)
2013E Estimated Free Cash Flow Reconciliation

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